EXHIBIT 1

                  THIS DOCUMENT HAS BEEN SIGNED IN COUNTERPART

                             JOINT FILING AGREEMENT


                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock of ViroPharma Incorporated, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Agreement on the date set forth opposite its or his name.

                                    SEVIN ROSEN FUND IV L.P.

                                    By: SRB Associates IV L.P.,
                                        General Partner


Dated:  February 13, 1998           By:  /s/ John Jaggers
                                       -----------------------------------------
                                       John V. Jaggers, a General Partner


                                    SRB ASSOCIATES IV L.P.


Dated:  February 13, 1998           By: /s/ John Jaggers
                                       -----------------------------------------
                                       John V. Jaggers, a General Partner



Dated:  February 13, 1998            /s/ Jon W. Bayless
                                     -------------------------------------------
                                     Jon W. Bayless


Dated:  February 13, 1998             /s/ John Jaggers, Attorney-in-fact
                                      ------------------------------------------
                                      Stephen M. Dow


Dated:  February 13, 1998             /s/ John Jaggers
                                      ------------------------------------------
                                      John V. Jaggers





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Dated:  February 13, 1998             /s/ John Jaggers, Attorney-in-fact
                                      ------------------------------------------
                                      Charles H. Phipps



                                      SEVIN ROSEN BAYLESS MANAGEMENT
                                         COMPANY




Dated:  February 13, 1998              By: /s/ John Jaggers
                                          --------------------------------------
                                           Title: Vice President




                               Page 2 of 2 Pages